SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549




                               FORM 8-K
                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  December 17, 1998



                       THE PANDA PROJECT, INC.
       (Exact name of registrant as specified in its charter)



FLORIDA                        0-24030                    65-0323354
(State or other juris-       (Commission                (IRS Employer
diction of incorporation)     File Number)              Identification
                                                            Number)

951 Broken Sound Parkway
Boca Raton, Florida                               33487
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (561) 994-2300



                  _______________________________
     (Former name or former address, if changed since last report)











Item 5.  Other Events.
         -------------

          On December 17, 1998, The Panda Project, Inc. (the
"Company") issued a press release concerning the delisting of its Common Stock from The Nasdaq National Market. The press release is attached as an Exhibit to this Report.


Item 7.    Financial Statements and Exhibits.
           ----------------------------------

           (c)  Exhibits

99.1       Press Release issued December 17, 1998.


                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE PANDA PROJECT, INC.



                                 By: /s/ MELISSA F. CRANE
                                    -----------------------------
                                    Melissa F. Crane
                                    Chief Financial Officer

Dated:  December 22, 1998

                                EXHIBITS


99.1      Press Release issued by the Company on December 17, 1998.